SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2004

GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)

Commission file number 001-32147

Delaware (State or other jurisdiction of incorporation or organization)	51-0500737 (I.R.S. Employer Identification No.)

300 Park Avenue, 23rd floor New York, New York 10022 (Address of principal executive offices)	10022 (ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Item 5. Other Events.

      On July 1, 2004, Greenhill & Co., Inc. issued the press release attached hereto as Exhibit 99.1 to announce the appointment of two additional independent directors, Steven F. Goldstone and Isabelle V. Sawhill. The information set forth in such press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated July 1, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.

Date: July 1, 2004	By:	/s/ John D. Liu

Name: John D. Liu
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated July 1, 2004.

E-1